UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 4, 2004

Bandag, Incorporated
(Exact name of registrant as specified in its charter)

Iowa	1-7007	42-0802143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2905 North Highway 61, Muscatine, Iowa 52761-5886
(Address of principal executive offices, including zip code)

(563) 262-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 4, 2004, Bandag, Incorporated issued a press release reporting that it had reached an agreement to sell its business in South Africa to local management, effective December 1, 2004. Completion of the transaction is contingent on the respective parties fulfilling their obligations under the agreement. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

99	Press Release of Bandag, Incorporated, dated November 4, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDAG, INCORPORATED (Registrant)
By:	/s/ Warren W. Heidbreder
Warren W. Heidbreder Vice President, Chief Financial Officer

Date:  November 8, 2004

BANDAG, INCORPORATED

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99	Press Release of Bandag, Incorporated, dated November 4, 2004.

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